SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                FORM 8-K/A

                              Amendment No. 1

                              Current Report
                    Pursuant to Section 13 OR 15(d) of
                    the Securities Exchange Act of 1934


                              Date of Report:

                             November 9, 1995


                             VSE CORPORATION
          (Exact Name of Registrant as Specified in its Charter)



                                 DELAWARE

            0-3676                                             54-0649263
    (Commission File Number)                     (I.R.S. Identification Number)


       2550 Huntington Avenue
        Alexandria, Virginia                                      22303-1499
  (Address of Principal Executive Offices)                        (Zip Code)


            Registrant's Telephone Number, Including Area Code
                              (703) 960-4600

This Amendment No. 1 to the Current Report is filed on Form 8-K/A by VSE Corporation (the "Company") and amends the Current Report on Form 8-K filed by the Company on September 13, 1995.

Only those items which are amended are set forth herein.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

A.    FINANCIAL STATEMENTS OF Energetics Incorporated

      Unaudited Financial Statements as of June 30, 1995 and for the seven months ended June 30, 1994 and June 30, 1995
      Audited Financial Statements for the year ended November 27, 1994, together with auditors' report

B.    PRO FORMA FINANCIAL STATEMENTS OF VSE CORPORATION

      Unaudited Pro Forma Combined Condensed Financial Statements
      Notes to Unaudited Pro Forma Combined Condensed Financial Statements


C.    EXHIBITS

Exhibit No.             Exhibit

23                  Consent of Arthur Andersen LLP, Independent Public
                    Accountants

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     VSE CORPORATION
                                        (Registrant)


Date:  November 9, 1995                C. S. Weber
                                       C. S. Weber, Senior Vice President,
                                            Secretary and Treasurer
                                          (Principal Financial Officer)

ITEM 7.A  FINANCIAL STATEMENTS OF Energetics Incorporated

Attached are the financial statements of Energetics Incorporated, which include the unaudited financial statements as of June 30, 1995 and for the seven months ended June 30, 1995 and June 30, 1994 and the audited financial statements for the year ended December 27, 1994 with the Report of Arthur Andersen LLP, Independent Public Accountants.


Energetics Incorporated
Financial Statements (Unaudited)


Balance Sheet                                          As of June 30, 1995
(in thousands, except share amounts)

Assets
Current assets:
  Cash and cash equivalents  . . . . . . . . . . . . . .    $   227
  Accounts receivable, principally
    U. S. Government . . . . . . . . . . . . . . . . . .      2,696
  Other current assets . . . . . . . . . . . . . . . . .         64
                                                             ______
    Total current assets . . . . . . . . . . . . . . . .      2,987

Property and equipment, net  . . . . . . . . . . . . . .        308
                                                             ______
    Total assets . . . . . . . . . . . . . . . . . . . .    $ 3,295
                                                             ======
Liabilities and Stockholders' Investment
Current liabilities:
  Current portion of long-term debt. . . . . . . . . . .    $    67
  Accounts payable and other current liabilities . . . .        274
  Accrued expenses . . . . . . . . . . . . . . . . . . .        733
  Dividends payable  . . . . . . . . . . . . . . . . . .         51
                                                             ______
    Total current liabilities  . . . . . . . . . . . . .      1,125
                                                             ______
    Total liabilities  . . . . . . . . . . . . . . . . .      1,125
                                                             ======
Commitments and contingencies

Stockholders' investment:
  Common stock, no par value, authorized
    10,000 shares; issued 850 shares . . . . . . . . . .          -
  Paid-in surplus  . . . . . . . . . . . . . . . . . . .         92
  Retained earnings  . . . . . . . . . . . . . . . . . .      2,078
                                                             ______
    Total stockholders' investment . . . . . . . . . . .      2,170
                                                             ______
    Total liabilities and stockholders' investment . . .    $ 3,295
                                                             ======


See accompanying notes


Energetics Incorporated
Financial Statements (Unaudited)


Statement of Income                         For the seven months ended June 30,

(in thousands, except share amounts)

                                                          1995       1994

Revenues, principally from contracts  . . . . . . . . .  $ 6,450   $ 6,075

Costs and expenses of contracts . . . . . . . . . . . .    5,985     5,701
                                                          ______    ______
Gross profit  . . . . . . . . . . . . . . . . . . . . .      465       374

Selling, general and administrative
 expenses . . . . . . . . . . . . . . . . . . . . . . .       34        14

Interest expense  . . . . . . . . . . . . . . . . . . .        5        48
                                                          ______    ______
Net income  . . . . . . . . . . . . . . . . . . . . . .  $   426   $   312
                                                          ======    ======

Earnings per common share,
 based on weighted shares
 outstanding                                             $501.67   $368.10
                                                          ======    ======
Weighted-average shares outstanding                          850       850
                                                          ======    ======

See accompanying notes


Energetics Incorporated
Financial Statements (Unaudited)


Statement of Cash Flows                     For the seven months ended June 30,

(in thousands)

                                                            1995      1994

Cash flows from operating activities:
 Net income . . . . . . . . . . . . . . . . . . . . . .  $   426     $  312
 Adjustments to reconcile net income to net cash
   provided by operations:
    Depreciation and amortization . . . . . . . . . . .      130        127
    Change in assets and liabilities
      (Increase) decrease in:
        Accounts receivable . . . . . . . . . . . . . .     (409)       (93)
        Other current assets. . . . . . . . . . . . . .       (2)       (20)
      Increase (decrease) in:
        Accounts payable and other current
         liabilities. . . . . . . . . . . . . . . . . .     (226)       (42)
        Accrued expenses. . . . . . . . . . . . . . . .       45         63
                                                          ______      _____
        Net cash (used in) provided by operations . . .      (36)       347
                                                          ______      _____
Cash flows from investing activities:
 Purchase of property and equipment . . . . . . . . . .      (99)       (74)
                                                          ______      _____
   Net cash used in investing activities  . . . . . . .      (99)       (74)
                                                          ______      _____
Cash flows from financing activities:
  Payments of bank note payable . . . . . . . . . . . .      (33)       (47)
  Cash dividends paid . . . . . . . . . . . . . . . . .     (124)      (127)
                                                          ______      _____
   Net cash used in financing activities. . . . . . . .     (157)      (174)
                                                          ______      _____

Net decrease in cash and cash equivalents . . . . . . .     (292)        99
  Cash and cash equivalents at beginning of the year. .      519      1,057
                                                          ------      -----
  Cash and cash equivalents at end of period. . . . . .  $   227     $1,156
                                                          ======      =====

Interest paid                                            $     5     $    7
                                                          ======      =====


See accompanying notes

                          Energetics Incorporated
                 Notes to Financial Statements (Unaudited)


(1)  Basis of Presentation


The unaudited financial statements included herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Although certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regula-tions, the Company believes that the disclosures included herein are adequate to make the information presented not misleading. Operating results for the seven month period ended June 30, 1995, are not necessarily indicative of the results that may be expected for the remainder of the current year. These un-audited financial statements should be read in conjunction with the financial statements and the notes thereto included in the Company's audited financial statements for the year ended December 27, 1994 included in this Current Report on Form 8-K/A.

In the opinion of the Company, the unaudited financial statements contain all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of the results for the seven month periods ended June 30, 1995 and June 30, 1994.


(2)  Contingencies


During the seven month period ending June 30, 1995, there has been no change in the Company's position relating to contingencies discussed in Note 6 of the 1994 audited financial statements. No other matters of a contingent nature have arisen.


(3)  Subsequent Events


Effective August 29, 1995, VSE Corporation, a publicly traded professional services company, purchased all of the outstanding common stock of Energetics Incorporated. As of August 28, 1995 the Company incurred various non-recurring and administrative charges in connection with the sale of the stock. These costs are not included in these accompanying financial statements.

                 Report of Independent Public Accountants


To the Board of Directors of Energetics Incorporated:


We have audited the accompanying balance sheet of Energetics Incorporated (a Maryland corporation) as of November 27, 1994, and the related statements of income, stockholders' investment and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Energetics Incorporated as of November 27, 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



                                                        Arthur Andersen LLP


Washington, D.C.,
November 6, 1995

Energetics Incorporated
Financial Statements


Balance Sheet                                           As of November 27, 1994

(in thousands, except share amounts)

Assets
Current assets:
  Cash and cash equivalents  . . . . . . . . . . . . . .    $   519
  Accounts receivable, principally
    U. S. Government . . . . . . . . . . . . . . . . . .      2,288
  Other current assets . . . . . . . . . . . . . . . . .         62
                                                             ______
    Total current assets . . . . . . . . . . . . . . . .      2,869

Property and equipment, net  . . . . . . . . . . . . . .        339
                                                             ______
    Total assets . . . . . . . . . . . . . . . . . . . .    $ 3,208
                                                             ======
Liabilities and Stockholders' Investment
Current liabilities:
  Current portion of long-term debt. . . . . . . . . . .    $    80
  Accounts payable and other current liabilities . . . .        480
  Accrued expenses . . . . . . . . . . . . . . . . . . .        689
  Dividends payable  . . . . . . . . . . . . . . . . . .         58
                                                             ______
    Total current liabilities  . . . . . . . . . . . . .      1,307

Long-term debt . . . . . . . . . . . . . . . . . . . . .         33
                                                             ______
    Total liabilities  . . . . . . . . . . . . . . . . .      1,340
                                                             ______
Commitments and contingencies (Note 6)

Stockholders' investment:
  Common stock, no par value, authorized
    10,000 shares; issued 850 shares . . . . . . . . . .          -
  Paid-in surplus  . . . . . . . . . . . . . . . . . . .         92
  Retained earnings  . . . . . . . . . . . . . . . . . .      1,776
                                                             ______
    Total stockholders' investment . . . . . . . . . . .      1,868
                                                             ______
    Total liabilities and stockholders' investment . . .    $ 3,208
                                                             ======


See accompanying notes


Energetics Incorporated
Financial Statements


Statement of Income                        For the year ended November 27, 1994

(in thousands, except share amounts)

Revenues, principally from contracts  . . . . . . . . . . . . .    $10,484

Costs and expenses of contracts . . . . . . . . . . . . . . . .      9,836
                                                                    ______

Gross profit  . . . . . . . . . . . . . . . . . . . . . . . . .        648

Selling, general and administrative
 expenses . . . . . . . . . . . . . . . . . . . . . . . . . . .         79

Interest expense  . . . . . . . . . . . . . . . . . . . . . . .         70
                                                                    ______

Net income  . . . . . . . . . . . . . . . . . . . . . . . . . .    $   499
                                                                    ======

Earnings per common share,
 based on weighted shares
 outstanding                                                       $587.49
                                                                    ======

Weighted-average shares outstanding                                    850
                                                                    ======

See accompanying notes


Energetics Incorporated
Financial Statements


Statement of Stockholders' Investment

(in thousands, except share amounts)


                                    Common Stock        Paid-In   Retained
                                       Shares   Amount  Surplus   Earnings

Balance at November 28, 1993 . . . .      850      --    $   92    $ 1,504

Net income . . . . . . . . . . . . .       --      --        --        499

Dividends declared ($267 per share).       --      --        --       (227)
                                          ___     ___     _____     ______

Balance at November 27, 1994 . . . .      850      --    $   92    $ 1,776
                                          ===     ===     =====     ======



See accompanying notes


Energetics Incorporated
Financial Statements


Statement of Cash Flows                    For the year ended November 27, 1994

(in thousands)

Cash flows from operating activities:
 Net income . . . . . . . . . . . . . . . . . . . . . . . . .   $   499
 Adjustments to reconcile net income to net cash
   provided by operations:
    Depreciation and amortization . . . . . . . . . . . . . .       193
    Change in assets and liabilities
      (Increase) decrease in:
        Accounts receivable . . . . . . . . . . . . . . . . .         2
        Other current assets. . . . . . . . . . . . . . . . .       (38)
      Decrease in:
        Accounts payable and other current
         liabilities. . . . . . . . . . . . . . . . . . . . .        (1)
        Accrued expenses. . . . . . . . . . . . . . . . . . .       (40)
                                                                 ______
        Net cash provided by operations . . . . . . . . . . .       615
                                                                 ______
Cash flows from investing activities:
 Purchase of property and equipment . . . . . . . . . . . . .      (149)
                                                                 ______
   Net cash used in investing activities  . . . . . . . . . .      (149)
                                                                 ______
Cash flows from financing activities:
  Payments of bank note payable . . . . . . . . . . . . . . .      (128)
  Payments of stockholders' loans . . . . . . . . . . . . . .      (650)
  Cash dividends paid . . . . . . . . . . . . . . . . . . . .      (227)
                                                                 ______
    Net cash used in financing activities . . . . . . . . . .    (1,005)
                                                                 ______

Net decrease in cash and cash equivalents . . . . . . . . . .      (539)
  Cash and cash equivalents at beginning of year. . . . . . .     1,058
                                                                 ______
  Cash and cash equivalents at end of year. . . . . . . . . .   $   519
                                                                 ======

See accompanying notes

                          Energetics Incorporated
                       Notes to Financial Statements


(1)  Summary of Significant Accounting Policies


Energetics Incorporated (the "Company") assists government and industry in conducting effective technology programs, primarily in the fields of energy use and the environment. Principal clients include the U. S. Department of Energy, other U. S. Government prime contractors, public utilities, universities, and non-profit corporations and associations.


Fiscal Year

The Company's annual accounting period ends on the Sunday closest to November 30. The fiscal year-end date for 1994 is November 27, 1994. Fiscal year 1994 contains 52 weeks.


Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.


Concentration of Credit Risk

Financial instruments that potentially subject the company to concentration of credit risk consist primarily of cash, cash equivalents, and accounts receivable. The company believes that credit risk with respect to trade accounts receivable are limited due to the large number of U. S. Government receivables.


Statement of Cash Flows

Supplemental disclosures of cash flow information for the year ended November 27 1994 is presented below:



  Interest paid . . . . . . . . . .      $70,000


Contract Revenues

Substantially all of the Company's revenues result from contract services performed for the U. S. Government or for contractors engaged in work for the
U. S. Government under a variety of contracts. Revenues on cost-type contracts are recorded on the basis of recoverable costs incurred and fees earned. Revenues and fees on fixed price contracts are recorded as services are performed, using the percentage-of-completion method of accounting, primarily based on contract costs incurred to date compared with total estimated costs at completion. Revenues on time and material contracts are recorded on the basis of hours delivered plus other allowable direct costs as incurred. Losses on contracts are recognized when they become known.

Notes to Financial Statements


A substantial portion of the contract and administrative costs is subject to audit by the Defense Contract Audit Agency. The company's indirect cost rates have been audited and approved for 1991 and prior years. In the opinion of management the audits of 1994, 1993 and 1992 will not result in adjustments, if any, having a material adverse effect on the Company's results of operations or financial position.


Income Taxes

Effective with the year beginning December 1, 1992, the Stockholders of the Company have consented to the Company's election to come within the provisions of Section 1372(A) of the Internal Revenue Code, which provides that income of the Corporation will be taxed directly to its stockholders; therefore, no provision for Federal or state income taxes has been recorded in the accompanying financial statements.


Property and Equipment

Property and equipment (valued at cost) as of November 27, 1994 consists of the following (in thousands):



  Computer systems equipment. . . . . . . . .   $   731
  Furniture, fixtures, equipment, and other .       496
                                                 ______
                                                  1,227
  Less accumulated depreciation . . . . . . .      (888)
                                                 ______
                                                $   339
                                                 ======

Depreciation and amortization expense for property and equipment is approximately $193,000 for 1994. The Company uses accelerated methods of depreciation over estimated useful lives ranging from five to seven years.



(2)  Accounts Receivable

The components of accounts receivable as of November 27, 1994, are as follows (in thousands):



    Billed  . . . . . . . . . . . . . . . .    $ 2,120
    Unbilled:
     Retainages (generally not billable
      within one year). . . . . . . . . . .        114
     Other  . . . . . . . . . . . . . . . .         94

    Less-Allowance for contract
     disallowances  . . . . . . . . . . . .        (40)
                                                ______
      Total accounts receivable                $ 2,288
                                                ======

Notes to Financial Statements


(3)  Debt

Long-Term Debt
(in thousands):

Long-term debt as of November 27, 1994 is comprised of the following:


Bank note payable . . . . . . . . . . . . . . . .  $113
Less current portion. . . . . . . . . . . . . . .   (80)
                                                    ___
Long-term debt                                     $ 33
                                                    ===

The Company has an unsecured note with a bank which is used to fund working capital requirements. The loan is payable in monthly installments of $6,667. The note bears interest at prime and one half percent. The note was paid in full in October 1995, as a result of the transaction discussed in Note (7).


(4)  Retirement Plan

The Company maintains a profit sharing plan for employees. All employees who have completed two years of service are members of the profit sharing plan. The Company makes an annual discretionary contribution to the profit sharing plan. The Company's profit sharing plan expense for 1994 was approximately $402,000.


(5)  Accrued Expenses

The components of accrued expenses as of November 27, 1994 were as follows (in thousands):


    Accrued salaries and bonuses. . . . . . . . .  $    647
    Accrued vacation. . . . . . . . . . . . . . .        24
    Other accrued expenses. . . . . . . . . . . .        18
                                                    _______
          Total accrued expenses                   $    689
                                                    =======

(6)  Commitments and Contingencies

Leases

The principal facilities, equipment, and automobiles of the Company are rented under generally noncancelable operating leases for periods of one to five years. Rent expense for 1994 was $621,000. The future minimum rental payments required under leases having remaining noncancelable lease terms in excess of one year approximate $627,000 in 1995, $520,600 in 1996, $494,000 in 1997,
$456,000 in 1998, and $36,000 in 1999.

Notes to Financial Statements

Litigation

The Company has in the normal course of business, certain claims against it and against other parties. In the opinion of management, the resolution of these claims will not have a material adverse effect on the Company's results of operations or financial position.


(7)  Subsequent Event

Effective August 29, 1995, VSE Corporation, a publicly traded professional services company, purchased all of the outstanding common stock of Energetics Incorporated.

ITEM 7.B  Pro Forma Financial Statements of VSE Corporation

The following unaudited pro forma combined financial information sets forth the combined financial position and the combined results of operations of VSE Corporation and Energetics Incorporated based upon accounting for the acquisition as a purchase method transaction and that the acquisition was consummated (a) on June 30, 1995 for the Balance Sheet and; (b) as of the beginning of each period presented in the Statements of Income.

The unaudited pro forma combined financial information combines the historical Balance Sheets of VSE Corporation and Energetics Incorporated as of June 30, 1995 and the historical Statements of Income of VSE Corporation and Energetics Incorporated for the six months ended June 30, 1995 and the year ended December 31, 1994 and November 27, 1994, for VSE Corporation and Energetics Incorporated respectively.

Non-recurring administrative costs incurred by VSE Corporation such as legal and accounting costs have not been reflected in the pro forma combined financial statements. The following pro forma data is not necessarily indicative of the financial position or results of operations which would have actually been reported had the acquisition been in effect during those periods or which may be reported in the future. The pro forma adjustments described in the accompanying notes are based upon preliminary estimates and certain assumptions that the registrant believes are reasonable in the circumstances. The pro forma financial statements should be read in conjunction with the historical statements on file for VSE Corporation and those of Energetics Incorporated included in this filing.

VSE Corporation and Energetics Incorporated
Pro Forma Condensed Combined Balance Sheets (Unaudited)
As of June 30, 1995
(in thousands)
                                   VSE        Energetics           (A)
                               Corporation  Incorporated Adjustments  Combined
Assets
Current assets:
  Cash and cash equivalents.     $  1,286    $   227     $(1,286)      $   227
  Accounts receivable. . . .       11,973      2,696                    14,669
  Other current assets . . .        1,106         64                     1,170
  Deferred charges . . . . .        1,259          0                     1,259
                                  _______     ______      ______        ______
    Total current assets . .       15,624      2,987      (1,286)       17,325

Property and equipment, less
  accumulated depreciation .        2,912        308                     3,220
  Intangible Assets. . . . .        2,437          0       1,490         3,927
  Other assets . . . . . . .        1,787          0                     1,787
                                   ______     ______      ______        ______
    Total assets . . . . . .     $ 22,760    $ 3,295     $   204       $26,259
                                   ======     ======      ======        ======

Liabilities and Stockholders' Investment
Current liabilities:
  Current portion of
   long-term debt. . . . . .     $           $    67     $             $    67
  Accounts payable and
   other current liabilities        1,761        274                     2,035
  Accrued expenses . . . . .        6,351        733                     7,084
  Accrued and deferred
   income taxes. . . . . . .          212          0                       212
  Dividends payable  . . . .           69         51                       120
                                   ______     ______      _____         ______
    Total current liabilities       8,393      1,125          0          9,518

  Long-term debt, less
   current portion . . . . .           74          0      2,374          2,448
  Deferred compensation plans       1,136          0                     1,136
  Deferred income taxes. . .          392          0                       392
                                   ______     ______      _____         ______
    Total liabilities. . . .        9,995      1,125      2,374         13,494
                                   ______     ______      _____         ______
    Total stockholders'
     investment  . . . . . .       12,765      2,170     (2,170)        12,765
                                   ______     ______      _____         ______
    Total liabilities and
     stockholders'
     investment  . . . . . .      $22,760     $3,295     $  204        $26,259
                                   ======      =====      =====         ======

<FN1>
(A) To record the purchase of Energetics Incorporated by VSE Corportion for $3,660,000 and the associated elimination of Energetics Incorporated stockholders' investment accounts as if the transactions was effected on June 30, 1995.


VSE Corporation and Energetics Incorporated
Pro Forma Condensed Combined Income Statement (Unaudited)
For the six months ended June 30, 1995
(in thousands, except per share amounts)



                                   VSE       Energetics           (A)
                               Corporation Incorporated Adjustments  Combined
Revenues, principally
 from contracts. . . . . . .      $33,265     $5,608    $             $38,873

Contract costs . . . . . . .       31,964      5,181                   37,145
                                   ______      _____     ______        ______
Gross profit . . . . . . . .        1,301        427          0         1,728

Selling, general and
 administrative expenses . .          151         31        124           306

Interest expense . . . . . .           12          4         25            41
                                   ______      _____     ______        ______
Income before income taxes .        1,138        392       (149)        1,381

Provision for income taxes .          427          0        122           549
                                   ______      _____     ______        ______
Net income . . . . . . . . .      $   711     $  392    $  (271)      $   832
                                   ======      =====     ======        ======


Earnings per common share,
 based on weighted shares
 outstanding:                     $   .82                             $   .96
                                   ======                              ======
Weighted-average shares
 outstanding                      864,024                             864,024
                                  =======                             =======

<FN1>
(A) To record amortization of intangible assets and the related tax benefit associated with the purchase of Energetics Incorporated by VSE Corportion, to record Energetics Incorporated Federal and state income tax provision at effective tax rates and to record additional interest costs related to the purchase.


VSE Corporation and Energetics Incorporated
Pro Forma Condensed Combined Income Statement (Unaudited)
For the year ended December 31, 1994 and November 27, 1994, respectively
(in thousands, except per share amounts)



                                   VSE        Energetics           (A)
                                 Corporation Incorporated Adjustments Combined

Revenues, principally
 from contracts. . . . . . .     $65,581     $10,484      $            $76,065

Contract costs . . . . . . .      61,468       9,836                    71,304
                                  ______      ______       _____        ______
Gross profit . . . . . . . .       4,113         648           0         4,761

Selling, general and
 administrative expenses . .       1,577          79         247         1,903

Interest expense . . . . . .          23          70          50           143
                                  ______      ______       _____        ______
Income before income taxes .       2,513         499        (297)        2,715

Provision for income taxes .         960           0         133         1,093
                                  ______      ______       _____        ______
Net income . . . . . . . . .     $ 1,553     $   499      $ (430)      $ 1,622
                                  ======      ======       =====        ======


Earnings per common share,
 based on weighted shares
 outstanding:                    $  1.80                               $  1.88
                                  ======                                ======
Weighted-average shares
 outstanding                     863,167                               863,167
                                 =======                               =======

<FN1>
(A) To record amortization of intangible assets and the related tax benefit associated with the purchase of Energetics Incorporated by VSE Corportion, to record Energetics Incorporated Federal and state income tax provision at effective tax rates and to record additional interest costs related to the purchase.
